UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2009

Buckeye GP Holdings L.P.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32963 (Commission File Number)	11-3776228 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600
Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On October 7, 2009, Buckeye GP Holdings L.P. (the “Partnership”), is presenting at the ArcLight 2009 Annual General Meeting.  Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the presentation materials to be used in connection with the presentation.  Attached as Exhibit 99.2 is supplemental information regarding non-GAAP financial measures and other financial information provided in the presentation. Both the presentation and the supplemental materials have been posted on the Investor Center page of the Partnership’s website at www.buckeyegp.com.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Partnership.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           ArcLight 2009 Annual General Meeting Presentation Materials.

99.2                           Explanation of non-GAAP financial measures and other financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

By:	MAINLINE MANAGEMENT LLC,
its General Partner

	By:	WILLIAM H. SCHMIDT, JR.
William H. Schmidt, Jr.
Vice President, General Counsel and Secretary

Dated: October 7, 2009

Exhibit Index

Exhibit

99.1	ArcLight 2009 Annual General Meeting Presentation Materials.
99.2	Explanation of non-GAAP financial measures and other financial information.